                                                                      Exhibit 99





                    KEY AUTO FINANCE TRUST 1997-2
       MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                    Servicer: Key Bank USA, N.A.
              Indenture Trustee: Bankers Trust Company
            Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: February 1, 1998 to February 28, 1998
Distribution Date: March 16, 1998

Statement for Class A, Class B and Class C Noteholders and Certificateholders                         Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                           Class A/B/C Note Amount
                                                                                                       or Certificate Amount
                                                                                            ---------------------------------------
(i)   Principal Distribution
           Class A-1 Note  Amount                                                            37,000,718.62              138.0623829
           Class A-2 Note  Amount                                                                     0.00                0.0000000
           Class A-3 Note  Amount                                                                     0.00                0.0000000
           Class A-4 Note  Amount                                                                     0.00                0.0000000
           Class A-5 Note  Amount                                                                     0.00                0.0000000
           Class A-P Note  Amount                                                                     0.00                0.0000000
           Class B Note Amount                                                                        0.00                0.0000000
           Class C Note Amount                                                                        0.00                0.0000000
           Certificates Amount                                                                        0.00                0.0000000


(ii)    Interest Distribution
           Class A-1 Note  Amount                                                               833,O84.31                3.1085236
           Class A-2 Note  Amount                                                               593,010.00                4.4925000
           Class A-3 Note  Amount                                                               762,500.00                5.0833333
           Class A-4 Note  Amount                                                               758,500.00                5.1250000
           Class A-5 Note  Amount                                                               790,625.00                5.2083333
           Class A-P Note  Amount                                                               640,625.00                5.1250000
           Class B Note Amount                                                                  334,005.00                5.2500000
           Class C Note Amount                                                                  134,662.50                5.5416667
           Certificates Amount                                                                  115,920.00                6.7083333


(iii)  Total Pool Balance of Notes and Certificates (end of Collection Period)              965,364,162.95


(iv)   Class A-1 Notes Balance (end of Collection Period)                                   153,364,162.95
       Class A-1 Pool Factor (end of Collection Period)                                                                   0.5722543
       Class A-2 Notes Balance (end of Collection Period)                                   132,000,000.00
       Class A-2 Pool Factor (end of Collection Period)                                                                   1.0000000
       Class A-3 Notes Balance (end of Collection Period)                                   150,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                                                                   1.0000000
       Class A-4 Notes Balance (end of Collection Period)                                   148,000,000.00
       Class A-4 Pool Factor (end of Collection Period)                                                                   1.0000000

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                                                                       Page l




                    KEY AUTO FINANCE TRUST 1997-2
       MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                    Servicer: Key Bank USA, N.A.
              Indenture Trustee: Bankers Trust Company
            Owner Trustee: Chase Manhattan Bank Delaware


Collection Period: February 1, 1998 to February 28, 1998
Distribution Date: March 16, 1998

Statement for Class A, Class B and Class C Noteholders and Certificateholders                       Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                         Class A/B/C Note Amount
                                                                                                     or Certificate Amount
                                                                                          ----------------------------------------
       Class A-5 Notes Balance (end of Collection Period)                                 151,800,000.00
       Class A-5 Pool Factor (end of Collection Period)                                                                  1.0000000
       Class A-P Notes Balance (end of Collection Period)                                 125,000,000.00
       Class A-P Pool Factor (end of Collection Period)                                                                  1.0000000
       Class B Notes Balance (end of Collection Period)                                    63,620,000.00
       Class B Pool Factor (end of Collection Period)                                                                    1.0000000
       Class C Notes Balance (end of Collection Period)                                    24,300,000.00
       Class C Pool Factor (end of Collection Period)                                                                    1.0000000
       Certificates Balance (end of Collection Period)                                     17,280,000.00
       Certificates Pool Factor (end of Collection Period)                                                               1.0000000


(v)    Basic Servicing Fee                                                                    814,909.88                 0.7790985


(vi)   Aggregate Realized Losses                                                            1,847,085.89
       Aggregate Net Losses                                                                 1,133,019.52


(vii)  Reserve Account Balance after Giving Effect to Payments                             37,755,954.20
       Made on Distribution Date
       Specified Reserve Account Balance after Giving Effect to Payments                   37,755,954.20
       Made on Distribution Date
       Distribution to Seller from Reserve Account                                                  0.00
       Draws on Reserve Account                                                                     0.00
       Deposits to Reserve Account                                                                  0.00
       Class C Reserve Account Balance after Giving Effect to Payments                      5,229,826.00
       Made on Distribution Date
       Specified Class C Reserve Account Balance after Giving Effect to                     5,229,826.00
       Payments Made on Distribution Date
       Distribution to Seller from Class C Reserve Account                                          0.00
       Draws on Class C Reserve Account                                                             0.00
       Deposits to Class C Reserve Account                                                          0.00


(viii) Class A-1 Notes Interest Carryover Shortfall                                                 0.00                 0.0000000
       Class A-2 Notes Interest Carryover Shortfall                                                 0.00                 0.0000000
       Class A-3 Notes Interest Carryover Shortfall                                                 0.00                 0.0000000
       Class A-4 Notes Interest Carryover Shortfall                                                 0.00                 0.0000000
       Class A-5 Notes Interest Carryover Shortfall                                                 0.00                 0.0000000
       Class A-P Notes Interest Carryover Shortfall                                                 0.00                 0.0000000
       Class B Notes Interest Carryover Shortfall                                                   0.00                 0.0000000
       Class C Notes Interest Carryover Shortfall                                                   0.00                 0.0000000
       Certificates Interest Carryover Shortfall                                                    0.00                 0.0000000
       Class A-1 Notes Principal Carryover Shortfall                                                0.00                 0.0000000

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                                                          Page 2








                    KEY AUTO FINANCE TRUST 1997-2
       MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                    Servicer: Key Bank USA, N.A.
              Indenture Trustee: Bankers Trust Company
            Owner Trustee: Chase Manhattan Bank Delaware

Collection Period: February 1, 1998 to February 28, 1998
Distribution Date: March 16, 1998


Statement for Class A, Class B and Class C Noteholders and Certificateholders                  Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                   Class A/B/C Note Amount
                                                                                                or Certificate Amount
                                                                                           -------------------------------
      Class A-2 Notes Principal Carryover Shortfall                                            0.00              0.0000000
      Class A-3 Notes Principal Carryover Shortfall                                            0.00              0.0000000
      Class A-4 Notes Principal Carryover Shortfall                                            0.00              0.0000000
      Class A-5 Notes Principal Carryover Shortfall                                            0.00              0.0000000
      Class A-P Notes Principal Carryover Shortfall                                            0.00              0.0000000
      Class B Notes Principal Carryover Shortfall                                              0.00              0.0000000
      Class C Notes Principal Carryover Shortfall                                              0.00              0.0000000
      Certificates Principal Carryover Shortfall                                               0.00              0.0000000


(ix)  Additional Principal Distributable Amount                                        3,007,722.17


(x)   Aggregate Purchase Amount of Receivables Repurchased by the                              0.00
      Seller or purchased by Servicer


(xi)  Delinquent Contracts
                                                                                      Number                     Balance
                                                                                     -------------------------------------
      30-59 Days                                                                     1177                    12,400,483.81
      60-89 Days                                                                      291                     3,063,453.17
      90 Days or More                                                                 202                     2,374,285.12

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